DERIVED INFORMATION 10/3/05

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[U.S. Bank N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

	Deal launched Date	Monday, October 03, 2005
	Originator	Separate Cover
	Servicer	Approx 65% SPS & Approx 35% Wells Fargo
	Collateral	Resi B/C
	Size in USD	$1.4835B

	Structure:

Tranche name	Rating (F/M/S/D)	Size (M$)	Spread	WAL	Credit Enhacement
1-A-1	AAA / Aaa / AAA / AAA	500		1.9	21.20%
2-A-1	AAA / Aaa / AAA / AAA	383		1	21.20%
2-A-2	AAA / Aaa / AAA / AAA	122		2	21.20%
2-A-3	AAA / Aaa / AAA / AAA	115		3	21.20%
2-A-4	AAA / Aaa / AAA / AAA	62		5.7	21.20%
M-1	AA+ / Aa1 / AA+ / AA Hi	55.5		4.7	17.50%
M-2	AA / Aa2 / AA+ / AA	51		4.4	14.10%
M-3	AA- / Aa3 / AA / AA Lo	33		4.3	11.90%
M-4	A+ / A1 / AA / AA Lo	24		4.2	10.30%
M-5	A / A2 / A+ / A Hi	24.75		4.2	8.65%
M-6	A- / A3 / A+ / A	21		4.2	7.25%
M-7	BBB+/ Baa1 /A- / A Lo	20.25		4.1	5.90%
M-8	BBB+/ Baa2/ A- / BBB Hi	15		4.1	4.90%
B-1	BBB / Baa3/ BBB+/ BBB Hi	12.75		4.1	4.05%
B-2	BBB / Ba1 / BBB+/ BBB	7.5		4.1	3.55%
B-3	BBB-/ Ba2 / BBB-/ BBB Lo	15		4.1	2.55%
B-4	BB+ / --- / BBB-/ BB Hi	11.25		4	1.80%
B-5	BB / --- / BB+ / BB Hi	10.5		3.7	1.10%

	Excess spread	Separate Cover
	Reserve fund	N/A
	Max reserve fund	N/A

Example:

	Deal launched Date	Tuesday, March 01, 2005
	Originator	XXXXX
	Servicer	YYYY
	Collateral	Resi B&C
	Size in USD	500,000,000

	Structure:

Tranche name	Rating: Moodys/S&P	Size (M$)	Spread	WAL	Credit Enhacement

A1	AAA/AAA	200		1	60.00%
A2	AAA/AAA	140		3	32.00%
A3	AAA/AAA	50		6.23/9.66	22.00%
	AAA/AAA				22.00%
	AAA/AAA				22.00%
M1	Aa2/AA	55		5	11.00%
M2	A2/A	30		5	5.00%
M3	A3/A-	5		4.6	4.00%
B1	Baa1/BBB+	5		4.6	3.00%
B2	Baa2/BBB	5		4.5	2.00%
B3	Baa3/BBB-	5		4.3	1.00%
B4	Ba1/BB+	5			0.00%
	N/A

	Excess spread	3.92%
	Reserve fund	2.65%
	Max reserve fund	0%

LTV/FICO Matrix			LTV
			60- (<)	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	Total
FIXED	FICO	350-479										-
		480-499										-
		500-519	-	0.0	-	-	0.0	-	-	-	-	0.1
		520-539	0.0	0.0	0.0	0.0	0.0	0.0	-	-	-	0.1
		540-559	0.0	0.0	0.0	0.0	0.1	-	-	0.0	-	0.2
		560-579	0.0	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.4
		580-599	0.1	0.0	0.1	0.1	0.3	0.1	0.2	0.0	0.2	1.2
		600-619	0.1	0.1	0.1	0.2	0.3	0.1	0.2	0.1	0.4	1.6
		620-639	0.1	0.0	0.1	0.1	0.4	0.1	0.2	0.1	0.5	1.5
		640-659	0.0	0.2	0.0	0.1	0.4	0.2	0.1	0.1	0.5	1.6
		660-679	0.0	0.0	0.1	0.1	0.3	0.1	0.3	0.1	0.4	1.3
		680-699	0.0	0.0	0.0	0.1	0.2	-	0.2	0.0	0.2	0.7
		700-719	0.0	-	-	0.0	0.1	0.1	0.0	0.0	0.2	0.5
		720-739	-	0.0	-	0.0	0.1	0.1	0.0	0.0	0.1	0.3
		740-759	-	-	0.0	0.0	0.0	0.0	0.0	-	0.0	0.2
		760-779	-	0.0	-	-	0.1	-	0.0	0.0	0.0	0.2
		780-799	0.0	-	-	0.0	0.0	-	-	-	0.0	0.0
		800-850	-	-	-	-	-	-	-	-	0.0	0.0
		Total	0.5	0.5	0.5	0.8	2.4	0.7	1.4	0.5	2.6	9.9
ARM	FICO	350-479										-
		480-499	-	-	0.0	-	-	-	-	-	-	0.0
		500-519	0.3	0.2	0.4	0.5	1.3	0.2	0.1	-	-	3.1
		520-539	0.4	0.2	0.5	0.8	1.1	0.8	0.1	-	-	3.8
		540-559	0.4	0.2	0.5	0.7	1.3	0.9	0.8	0.0	-	4.9
		560-579	0.4	0.3	0.4	0.7	1.7	1.2	1.7	0.1	-	6.6
		580-599	0.3	0.3	0.4	0.7	5.1	1.2	2.3	0.2	0.0	10.5
		600-619	0.3	0.1	0.5	0.7	5.6	1.1	2.6	0.4	0.3	11.5
		620-639	0.3	0.2	0.4	0.6	8.1	1.3	1.9	0.6	0.2	13.7
		640-659	0.2	0.1	0.1	0.6	8.2	0.6	1.8	0.2	0.2	12.2
		660-679	0.2	-	0.2	0.2	6.2	0.6	1.4	0.4	0.1	9.2
		680-699	0.0	0.0	0.1	0.1	3.9	0.2	0.9	0.2	0.1	5.6
		700-719	0.0	-	0.1	0.2	2.8	0.2	0.3	0.1	0.1	3.9
		720-739	-	-	0.0	0.0	1.7	0.1	0.2	0.0	0.0	2.2
		740-759	0.0	-	0.0	0.1	1.2	0.1	0.1	0.0	0.0	1.6
		760-779	0.0	0.0	0.0	0.0	0.8	-	0.1	0.0	-	1.0
		780-799	0.0	-	0.0	0.0	0.3	-	0.0	-	-	0.4
		800-850	-	-	-	-	0.1	0.0	0.0	-	-	0.1
		Total	3.0	1.8	3.6	6.0	49.3	8.6	14.4	2.4	1.1	90.1

CLTV/FICO Matrix			CLTV (including silent seconds)
			60- (<)	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	100-105	105-110	110+	Total
FIXED	FICO	350-479													-
		480-499													-
		500-519	-	0.0	-	-	0.0	-	-	-	-				0.1
		520-539	0.0	0.0	0.0	0.0	0.0	0.0	-	-	-				0.1
		540-559	0.0	0.0	0.0	0.0	0.1	-	-	0.0	0.0				0.2
		560-579	0.0	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.1				0.4
		580-599	0.1	0.0	0.1	0.1	0.1	0.1	0.2	0.0	0.4				1.2
		600-619	0.1	0.1	0.1	0.2	0.2	0.1	0.2	0.1	0.5				1.6
		620-639	0.1	0.0	0.1	0.1	0.2	0.1	0.2	0.1	0.7				1.5
		640-659	0.0	0.2	0.0	0.1	0.1	0.2	0.1	0.1	0.8				1.6
		660-679	0.0	0.0	0.1	0.1	0.1	0.1	0.3	0.1	0.7				1.3
		680-699	0.0	0.0	0.0	0.0	0.1	-	0.2	0.0	0.3				0.7
		700-719	0.0	-	-	0.0	0.0	0.1	0.0	0.0	0.3				0.5
		720-739	-	0.0	-	0.0	0.0	0.1	0.0	0.0	0.1				0.3
		740-759	-	-	0.0	0.0	0.0	0.0	0.0	-	0.1				0.2
		760-779	-	0.0	-	-	0.0	-	0.0	0.1	0.0				0.2
		780-799	0.0	-	-	0.0	0.0	-	-	-	0.0				0.0
		800-850	-	-	-	-	-	-	-	-	0.0				0.0
		Total	0.5	0.5	0.5	0.8	1.1	0.7	1.4	0.6	3.9	-	-	-	9.9
ARM	FICO	350-479													-
		480-499	-	-	0.0	-	-	-	-	-	-				0.0
		500-519	0.3	0.2	0.4	0.5	1.3	0.2	0.1	0.0	0.0				3.1
		520-539	0.4	0.2	0.5	0.8	1.0	0.7	0.1	0.0	0.0				3.8
		540-559	0.4	0.2	0.5	0.7	1.2	0.9	0.5	0.3	0.1				4.9
		560-579	0.4	0.3	0.4	0.6	1.4	1.2	1.4	0.5	0.4				6.6
		580-599	0.3	0.3	0.4	0.6	1.5	1.0	1.7	0.7	4.0				10.5
		600-619	0.3	0.1	0.4	0.6	1.5	1.0	2.3	0.8	4.4				11.5
		620-639	0.3	0.2	0.4	0.5	1.2	1.2	1.8	1.2	6.9				13.7
		640-659	0.2	0.1	0.1	0.6	1.2	0.6	1.7	0.8	6.9				12.2
		660-679	0.2	-	0.2	0.1	0.6	0.6	1.4	1.0	5.2				9.2
		680-699	0.0	0.0	0.1	0.1	0.5	0.1	0.8	0.5	3.3				5.6
		700-719	0.0	-	0.0	0.2	0.3	0.2	0.5	0.4	2.3				3.9
		720-739	-	-	0.0	-	0.1	0.1	0.3	0.2	1.5				2.2
		740-759	0.0	-	-	0.0	0.2	0.1	0.1	0.2	0.9				1.6
		760-779	0.0	0.0	0.0	0.0	0.1	-	0.1	0.1	0.7				1.0
		780-799	0.0	-	0.0	-	0.1	-	0.0	-	0.2				0.4
		800-850	-	-	-	-	0.0	-	0.0	-	0.1				0.1
		Total	3.0	1.8	3.5	5.5	12.3	7.9	12.9	6.4	36.9	-	-	-	90.1

		IO			Mortgage Insurance
FICO	350-479		FICO	350-479	0
	480-499	0.0		480-499	0
	500-519	0.0		500-519	0
	520-539	0.5		520-539	0
	540-559	0.5		540-559	0
	560-579	4.9		560-579	0
	580-599	17.2		580-599	0
	600-619	26.1		600-619	0
	620-639	37.0		620-639	0
	640-659	43.0		640-659	0
	660-679	47.1		660-679	0
	680-699	43.4		680-699	0
	700-719	45.4		700-719	0
	720-739	46.7		720-739	0
	740-759	50.3		740-759	0
	760-779	36.5		760-779	0
	780-799	53.4		780-799	0
	800-850	30.0		800-850	0

DTI/FICO matrix
		DTI
		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL
product	fico range
ARM	300-500	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	500-550	0.2%	0.3%	0.5%	0.8%	1.3%	1.6%	2.8%	1.6%	0.0%	0.0%	9.0%
	550-575	0.2%	0.2%	0.5%	0.7%	1.2%	1.8%	2.3%	0.9%	0.0%	0.0%	7.7%
	575-600	0.2%	0.2%	0.6%	1.5%	1.8%	2.5%	3.9%	1.3%	0.0%	0.0%	12.1%
	600-620	0.4%	0.2%	0.6%	0.9%	1.8%	2.3%	4.1%	1.1%	0.0%	0.0%	11.5%
	620-650	0.6%	0.5%	0.8%	2.0%	3.2%	4.7%	7.1%	1.2%	0.0%	0.0%	20.3%
	650-680	0.3%	0.3%	0.4%	1.3%	2.5%	4.1%	5.3%	0.6%	0.0%	0.0%	14.8%
	680-700	0.1%	0.1%	0.2%	0.5%	1.1%	1.6%	1.8%	0.2%	0.0%	0.0%	5.6%
	700-750	0.1%	0.1%	0.3%	0.8%	1.2%	1.8%	2.5%	0.3%	0.0%	0.0%	7.0%
	750-800	0.1%	0.0%	0.0%	0.2%	0.3%	0.6%	0.8%	0.1%	0.0%	0.0%	2.0%
	800-900	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%
	Total	2.3%	2.0%	3.9%	8.6%	14.6%	20.9%	30.5%	7.3%	0.1%	0.0%	90.1%
Fixed	300-500
	500-550	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.3%
	550-575	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.4%
	575-600	0.1%	0.1%	0.1%	0.1%	0.2%	0.3%	0.4%	0.1%	0.0%	0.0%	1.3%
	600-620	0.0%	0.1%	0.1%	0.2%	0.3%	0.3%	0.5%	0.1%	0.0%	0.0%	1.6%
	620-650	0.1%	0.1%	0.2%	0.2%	0.3%	0.5%	0.8%	0.1%	0.0%	0.0%	2.3%
	650-680	0.0%	0.1%	0.1%	0.3%	0.3%	0.5%	0.7%	0.2%	0.0%	0.0%	2.1%
	680-700	0.0%	0.1%	0.0%	0.0%	0.1%	0.1%	0.2%	0.1%	0.0%	0.0%	0.7%
	700-750	0.0%	0.0%	0.0%	0.1%	0.2%	0.2%	0.3%	0.1%	0.0%	0.0%	0.9%
	750-800	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.3%
	800-900	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	Total	0.3%	0.4%	0.5%	1.1%	1.5%	2.1%	3.1%	0.8%	0.0%	0.0%	9.9%

	General Pool Statistics

Geographic distribution		Documentation		Rate type
State	%		%		%
California	32.0	Full Documentation	51.7	Fixed	9.9
Florida	13.2	Stated Documentation	28.6	ARM	90.1
New York	3.9	Reduced Documentation	19.4
New Jersey	2.8	No documentation	0.3
Nevada	3.2
Texas	3.0
Illinois	3.8	Occupancy Status		Borrower type
Washington	2.4%				%
Maryland	3.0	Primary Residence	94.9	1st Lien	97.4
Massachussets	0.9	Second / Vacation	0.7	2nd lien	2.6
Arizona	3.9	Non Owner Occupied	4.4
Colorado	2.1
Oregon	1.7
Connecticut	1.1	Distribution by Property Type		Mortgage purpose
Georgia	2.1%				%
North Carolina	1.2	One	81.6	Purchase	46.5
Alaska	0.0	2-4 Unit	4.8	Rate/Term refinance	4.8
Alabama	0.3	Pud	7.9	Equity refinance	48.7
Arkansas	0.1	Condo/Coop	5.7
Delaware	0.3
Hawaii	0.5	Modular Home	0
Idaho	0.2	Manufactured Housing	0	Summary statistics
Indiana	0.8	Town house	0
Iowa	0.2			Number of loans	7,692
Kansas	0.1			Total principal balance	1,476,497,374
Kentucky	0.3	Repayment type		Average outstanding balance	191,952
Louisiana	0.3%			Largest outstanding balance	1,021,275
Maine	0.1	2 year ARM	55.9	WA LTV	80.7
Michigan	2.1	2 year ARM IO	25.9	LTV >90%	6.6
Minnesota	1.6	3 Year ARM	4.2	WA Remaining Term (Months)	357
Mississippi	0.2	3 Year ARM IO	3.4	WA Seasoning (months)	2
Missouri	1.5	25 Lib 1M/IO/10YR		WA Credit Score	627
Montana	0.1	5 Year ARM	0.5	WA Mortgage Rate	7.16
Nebraska	0.1	5 Year ARM IO	0.3	WA Neg Am limit	0
New Hampshire	0.3	15/30 Balloon	0.3
New Mexico	0.3	20/30 Balloon
North Dakota	0.0	Fixed	9.3	AFC
Ohio	1.6	Fixed IO	0.3		%
Oklahoma	0.2	Actuarial		1.00%	0.1
Pennsylvania	1.6			1.50%	3.1
Rhode Island	0.4			2.00%	24.0
South Carolina	0.4	Prepay penalty		3.00%	62.9
South Dakota	0.0%			NA or fixed rate	9.9
Tennessee	0.6	1 year	7.7
Utah	0.4	2 year	60.2
Vermont	0.0	3 year	13.7	Conforming
Virginia	3.5	other	0.0		%
West Virginia	0.1	none	18.4	Conforming	70.4
Wisconsin	1.2			Non conforming	29.6
Wyoming	0.0
Washington DC	0.1